Investment in life insurance contract	12 Months Ended
Mar. 31, 2014
Notes to Financial Statements
Investment in life insurance contract
10	Investment in life insurance contract

Investment in life insurance contract represents the carrying amount (surrender value) of the contract if it is to be terminated by the Company.  There is one life insurance contract as of March 31, 2014 and March 31, 2013, with carrying amount of approximately $131,000 and $127,000, respectively.  All premiums of this contract have already been paid during the fiscal year ended March 31, 2012.  The face amount (death benefit) of this contract is $1,000,000.

During the fiscal year ended March 31, 2014, we recorded a change in cash surrender value of approximately $4,000 for the change in valuation (2013: $5,000).